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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                                 Resonate Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                                    94-3228496
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     (State of Incorporation)               (I.R.S. Employer Identification No.)

385 Moffett Park Drive, Sunnyvale, California                         94089
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(Address of principal executive offices)                            (ZIP Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ X ]

Securities Act registration statement file number to which this form relates (if
applicable):    333-31730
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Securities to be registered pursuant to Section 12(b) of the Act:


    Title of each class              Name of each exchange on which
    to be so registered              each class is to be registered
          None
_______________________          _________________________________________

_______________________          _________________________________________

Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $0.0001 per share
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                              (Title of class)


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                              (Title of class)
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Information Required in Registration Statement

Item 1.  Description of Registrant's Securities to be Registered

         Incorporated by reference to the "Description of Capital Stock" section of the Registrant's preliminary prospectus filed with the Securities and Exchange Commission on March 3, 2000, as amended on July 10, 2000 and July 24, 2000 (the "Form S-1 Registration Statement").

Item 2.  Exhibits

         The following exhibits are filed as part of this registration statement:

         3.1(1) Form of Amended and Restated Certificate of Incorporation to be effective upon the completion of the offering.

         3.2(1) Form of Amended and Restated Bylaws to be effective upon the completion of the offering.

         4.1       Specimen Common Stock Certificate (standard form, not
                   filed).
_______________________
(1) Incorporated by reference to the Registrant's Amended Registration Statement on Form S-1 (File No. 333-31730), filed on July 10, 2000.
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                                  Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  July 25, 2000                   Resonate Inc.


                                        By: /s/ Kenneth Schroeder
                                           ---------------------------------
                                           Kenneth Schroeder
                                           President and Chief Executive Officer
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                              Index to Exhibits

Exhibit
Number                               Description
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3.1(1)               Form of Amended and Restated Certificate
                     of Incorporation to be effective upon the completion of the offering.

3.2(1) Form of Amended and Restated Bylaws to be effective upon the completion of the offering.

4.1                  Specimen Common Stock Certificate (standard
                     form, not filed).
________________
(1) Incorporated by reference to the Registrant's Amended Registration Statement on Form S-1 (File No. 333-31730), filed on July 10, 2000.